                                                                EXHIBIT 10.52.10

                                  July 3, 2002

Globe Telecommunications, Inc.
Interstate Telephone Company
Valley Telephone Co., Inc.
1241 O.G. Skinner Drive
West Point, Georgia 31833
Attention: Chief Financial Officer

     Re: Amendments to MLA

Ladies and Gentlemen:

     Reference is made to (i) the Master Loan Agreement, dated as of June 29, 2001, between CoBank, ACB ("CoBank") and Globe Telecommunications, Inc. ("Globe"), Interstate Telephone Company ("Interstate") and Valley Telephone Co., Inc. ("Valley," together with Globe and Interstate, the "Borrowers") (as the same may be amended, restated, modified, supplemented or extended from time to time, the "MLA") and (ii) the Amended and Restated First Supplement to the Master Loan Agreement, dated as of June 6, 2002, between CoBank and Borrowers (as the same may be amended, restated, modified, supplemented or extended from time to time, the "First Supplement," together with the MLA, the "Loan Agreement"). Capitalized terms used and not defined herein shall have the meanings assigned to them in the Loan Agreement.

               Amendments to Dividends and Distributions Covenant

     Subsection 8(H) of the MLA is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

     "(H) Dividends and Other Distributions. Provide, make, declare or pay, directly or indirectly, any dividend or other distribution of assets to shareholders, partners or members (as applicable) of such Borrower, or retire, redeem, purchase or otherwise acquire for value any capital stock or equity interests (as applicable) of such Borrower; except (i) upon satisfaction of the conditions precedent set forth in that certain letter agreement, dated as of June 6, 2002, among the Borrowers and CoBank, as provided in Subsection 2(i) of the Amended and Restated First Supplement to the Master Loan Agreement, dated as of June 6, 2002, less the amount of any dividends made under clause
     (ii) below or (ii) during the period from July 3, 2002 through and including the earlier of the closing of the reorganization of the indebtedness of Knology Broadband, Inc. (as described in the Lock-Up Agreement among CoBank and certain other parties) and November 30, 2002, dividends to Knology, Inc. in an aggregate amount not to exceed $7,000,000, so long as immediately after giving effect to any such proposed dividend, (A) the Borrowers on a consolidated basis have at such time and maintain at all times thereafter during such permitted dividend period, a minimum balance of cash on hand not less than $10,000,000 and (B) no Potential Default or Event of Default shall occur and be continuing."

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July 3, 2002
Page 2

                              Conditions Precedent

     The amendments provided in this letter agreement are subject to the satisfaction by Borrowers or waiver by CoBank of the following conditions precedent:

     (a) That CoBank receive such documents, opinions or certificates, as CoBank shall reasonably request in connection with the amendments hereunder.

     (b) No Potential Default or Event of Default shall have occurred and be continuing under any of the Loan Documents, which has not previously been disclosed to and waived by CoBank, in writing.

     (c) Borrowers shall pay CoBank an amendment fee equal to $50,000 upon execution and delivery of this letter agreement.

     (d) Borrowers shall reimburse CoBank promptly upon request for all reasonable costs associated with the negotiation, execution, enforcement and administration of this letter agreement, including, without limitation, all reasonable inside and outside attorneys' fees and expenses incurred by CoBank.

     (e) All representations and warranties by Borrowers herein shall be true and correct as of the date hereof.

                                     General

     Except as expressly provided by this letter agreement, the terms and provisions of the Loan Agreement and the other Loan Documents are hereby ratified and confirmed and shall continue in full force and effect. By agreeing to this letter agreement as acknowledged below, Borrowers, Guarantor (as defined on the signature page below) and Pledgor (as defined on the signature page below) hereby certify and warrant to CoBank that each of the representations and warranties contained in the Loan Agreement and in the other Loan Documents are true and correct as of the effective date of this letter agreement, including that no Potential Default or Event of Default exists, with the same effect as though made on such effective date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representations or warranty shall be true and correct as of such specified date).

     Without limiting any condition to effectiveness set forth above, the amendments provided or agreed to herein are to be effective only upon receipt by CoBank of an execution counterpart of this letter agreement signed by each of Borrowers, Guarantor and Pledgor; and such amendments are conditioned upon the correctness of all representations and warranties made by each of Borrowers, Guarantor and Pledgor herein or as provided to CoBank in connection with the request for amendments. The amendments contained herein shall not constitute a course of dealing between Borrowers, Guarantor, Pledgor and CoBank, and shall not constitute a waiver, extension or forbearance of any Potential Default or Event of Default, now or hereafter arising, except as described herein, or amendment of any provision of the Loan Agreement or the other Loan Documents, except as described herein. This letter agreement shall be governed by, construed and enforced in accordance with all provisions of the Loan Agreement, and may be executed in multiple counterparts.

                        [Signatures begin on next page.]

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July 3, 2002
Page 3

     Please evidence your acknowledgment of and agreement to the foregoing by executing this letter agreement in the place indicated below.

                                          Sincerely,

                                          COBANK, ACB


                                          By:
                                             --------------------------------
                                             Rick Freeman, Vice President

Acknowledged and agreed to:

GLOBE TELECOMMUNICATIONS, INC., as a Borrower


By:
   ---------------------------------------
   Name:
        ----------------------------------
   Title:
         ---------------------------------


INTERSTATE TELEPHONE COMPANY, as a Borrower


By:
   ---------------------------------------
   Name:
        ----------------------------------
   Title:
         ---------------------------------


VALLEY TELEPHONE CO., INC., as a Borrower


By:
   ---------------------------------------
   Name:
        ----------------------------------
   Title:
         ---------------------------------


ITC GLOBE, INC., as Guarantor


By:
   ---------------------------------------
   Name:
        ----------------------------------
   Title:
         ---------------------------------


KNOLOGY, INC., as Pledgor


By:
   ---------------------------------------
   Name:
        ----------------------------------
   Title:
         ---------------------------------

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